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                                                                      EXHIBIT 11


                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
IAI Retirement Funds, Inc.:

We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "COUNSEL AND AUDITORS" in Part A of the Registration Statement.


                                                       /s/ KPMG Peat Marwick LLP
                                                       -------------------------
                                                           KPMG Peat Marwick LLP

Minneapolis Minnesota
February 27, 1996